Exhibit 10.50

RESTRICTED STOCK UNIT AGREEMENT

RenaissanceRe Holdings Ltd. (the “Company”), pursuant to its 2010 Restricted Stock Unit Plan (the “Plan”), hereby grants to the Holder the number of Restricted Stock Units set forth in the attached Notice of Grant of Award (“Grant Notice”), which is incorporated herein and forms a part hereof (collectively, the “Grant Agreement”). The Restricted Stock Units are subject to all of the terms and conditions as set forth in the Grant Agreement, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of the Grant Agreement, the Plan shall govern and control.

Vesting Schedule:	Subject to the Holder’s continued employment with the Company or its affiliates, as applicable, through each applicable vesting date, the Restricted Stock Units granted herein shall vest pursuant to the schedule set forth in the Grant Notice, subject to acceleration of vesting upon a Change in Control, as provided in Section 5(b) of the Plan.

Notwithstanding the immediately preceding sentence, if the Holder remains employed through the later of (1) the first date on which the sum of the Holder’s age and years of service (in each case measured on a daily basis) with the Company and its Affiliates, in the aggregate, equals 65 and (2) the date on which the Holder has first completed five years of service with the Company and its Affiliates, in the aggregate (the “Retirement Eligibility Date”), then on the Retirement Eligibility Date, subject to the Holder’s continued compliance with any confidentiality, non-competition, non-interference, and similar restrictive covenants to which the Holder is then or thereafter shall become subject, all Restricted Stock Units granted herein that have been held for at least one year shall immediately fully vest. In the event that the Holder’s employment with the Company or an Affiliate is terminated by reason of the Holder’s death or Disability, all Restricted Stock Units granted herein that have not vested as of the date of such termination shall become immediately fully vested. For purposes of this Grant Agreement, the term “Disability” means, in the absence of any employment agreement between the Holder and the Employer otherwise defining Disability, the permanent and total disability of the Holder within the meaning of Section 22(e)(3) of the Code. In the event there is an employment agreement between the Holder and the Employer defining Disability, “Disability” shall have the meaning provided in such agreement.

Additional Terms:

• This Grant Agreement does not confer upon the Holder any right to continue as an employee.

• This Grant Agreement shall be construed and interpreted in accordance with the laws of the Bermuda, without regard to the principles of conflicts of law thereof.

[Signatures to appear on the following page.]

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT AGREEMENT AND THE PLAN, AND AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS THIS GRANT AGREEMENT AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.		HOLDER

By:
	Signature	Signature

Title:		Date:

Date:

[Signature Page to [Holder] Restricted Stock Unit Agreement]